SUMMIT INVESTMENT TRUST

Supplement Dated May 18, 1999
to Prospectus Dated September 30, 1998

	The Prospectus of Summit Investment Trust, dated September 30, 1998 is supplemented as follows. Capitalized terms not defined in this Supplement have the same meanings assigned to them in the Prospectus.

	The following sentences are added at the end of the final paragraph of the section entitled "Sales Charge Waivers Class A Shares" on page 25:

	 A single omnibus account held of record by a broker-dealer maintaining a supermarket plan is deemed a single account for purposes of the sales charge breakpoint amounts stated in the table at the top of page 22 and may qualify for reduced sales charges. As a result, shares purchased through such a plan may pay no sales charges.

Investors should retain this supplement with the prospectus for future reference.